SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):     January 25,2001

                        DCI Telecommunications, Inc.
                       -----------------------------
            (Exact name of Registrant as specified in charter)


          Colorado                    2-96976-D            84-1155041
    -------------------           -----------------       ------------
  (State or other Jurisdiction  (Commission File Number) (IRS Employer
     of Incorporation)                                     Identification
                                                           Number)


            611 Access Road, Stratford, CT                  06615
        -------------------------------------             ---------
     (Address of principal executive offices)            (Zip Code)


                                   (203) 380-0910
                               --------------------
               (Registrant's Telephone Number, including Area Code)

Item 2.	  Acquisition or Disposition of Assets
-------------------------------------------------------------
DCI Telecommunications, Inc. has purchased The Music Factory, a privately owned company that is in the entertainment, educational and commercial software business. The Music Factory's production team records entertainment and educational events on an international scale and then produces interactive multimedia enhanced CDs and offers them for resale. It's products range from history making events to international Christmas CDs with original video, photography, music and sound effects.

James Baker, the President and Founder of The Music Factory will become President of DCI succeeding John J. Adams, who will now be Chairman & CEO.

The Purchase Price to be paid by DCI (the "PURCHASER") to The Music Factory (the "SELLER") in consideration for all of the agreements of the SELLER contained in this Agreement, including but not limited to, SELLER's agreement to transfer all of the outstanding capital stock of The Music Factory to the PURCHASER, shall be defined, and shall be payable as follows.

At closing 745,000 shares of DCI Telecommunications, Inc. Stock will be issued to the current shareholders of The Music Factory. These shares will be issued in accordance with and subject to SEC Rule 144. The total Purchase price will be determined by the performance of The Music Factory over a 24-month period. The total purchase price will be predicated upon the following formula:

The Music Factory sales will be calculated at the end of each quarter, as they are reported as part of DCI's consolidated revenues. Fifty (50) days after the end of each quarter the number of shares to be awarded will be determined by calculating the average price of DCI shares over a five-day period beginning at the end of a 45-day period after the end of the quarter.

At the time that cumulative sales for The Music Factory shall reach $745,000, additional shares will be awarded on the basis of a value of $1.00 per share with shares to be issued for each dollar of sales reported by The Music Factory for the quarter. For example, if the five-day price average were to be $1.00 the number of shares to be issued would equal the sales dollars reported. If the five-day average were to be more or less than $1.00 the number of shares to be awarded would be adjusted upward or downward accordingly. The total payment for this transaction will be capped with the maximum DCI shares to be paid not to exceed The Music Factory sales of $3 million, during the 24 month period following the closing of this agreement.

Item 7.  Financial Statements and Exhibits
----------------------------------------------------

(a) Financial Statements of Businesses Acquired

The Company has determined that it cannot provide the financial statements relating to the transaction and will file the financial statements in an amendment to this report within 60 days that this report is due.

(b) Pro Forma Financial Statements

The Company has determined that it cannot provide the financial statements relating to the transaction and will file the financial statements in an amendment to this report within 60 days that this report is due.

(c) Exhibits

           Exhibit No.     Description

               2.1        Stock Purchase Agreement dated January 25,2001
              99.1        Press Release dated February 9, 2001

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DCI Telecommunications, Inc.

Dated:  February 9, 2001                   By:  /s/  John J. Adams
                                              ------------------------
                                              John J. Adams
                                              President
<PAGE.

                             EXHIBIT INDEX

         Exhibit No.             Description

            2.1           Stock Purchase Agreement dated January 25,2001
           99.1           Press Release dated February 9, 2001

                              EXHIBIT 2.1

                   STOCK PURCHASE AND SALE AGREEMENT

AGREEMENT (this Agreement) made and entered into this January 25, 2001, by and between DCI Telecommunications, a Colorado corporation with an address of 611 Access Road, Stratford, Connecticut, 06615 (Purchaser or DCI) and The Music Factory, a corporation with an address 15 Fenton Avenue, Lynn, Massachusetts 01905 (The Music Factory - SELLER).

WHEREAS, the SELLER desires to sell to the PURCHASER and the PURCHASER desires to purchase from the SELLER, all of the issued and outstanding stock of the SELLER.

WHEREAS, the Parties desire to evidence the Stock Purchase and Sales Agreement in a writing between them.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, the Parties agree as follows:

ARTICLE I - SALE AND PURCHASE OF SHARES OF CAPITAL STOCK OF THE SELLER

1.01	In consideration of the payment of the Purchase Price (as that term is hereinafter defined), payable upon the terms and conditions provided herein, the SELLER shall sell to the PURCHASER, and the PURCHASER shall purchase from the SELLER, 745,000 shares of the capital stock of The Music Factory, which the SELLER represents and warrants shall constitute at the Closing one hundred percent (100%) all of the authorized, issued and outstanding shares of The Music Factory. The PURCHASER in reliance upon the representations, agreements and warranties of the SELLER contained herein, and subject to the terms and conditions of this Agreement, shall purchase such shares from the SELLER at the Closing for the Purchase Price as set forth herein.

1.02 The Purchase Price to be paid by the PURCHASER to the SELLER in consideration for all of the agreements of the SELLER contained in this Agreement, including but not limited to, SELLER's agreement to transfer all of the outstanding capital stock of The Music Factory to the PURCHASER, shall be defined, and shall be payable as follows:

At closing 745,000 shares of DCI Telecommunications, Inc. Stock will be issued to the current shareholders of The Music Factory, in accordance with Schedule A, attached to this agreement. These shares will be issued in accordance with and subject to SEC Rule 144.

The total Purchase price will be determined by the performance of The Music Factory over a 24-month period ("The Performance Period"). The total purchase price will be predicated upon the following formula;

The Music Factory sales will be calculated at the end of each quarter, as they are reported as part of DCI's consolidated revenues. Fifty (50) days after the end of each quarter the number of shares to be awarded will be determined by calculating the average price of DCI shares over a five-day period beginning at the end of a 45-day period after the end of the quarter.

At the time that cumulative sales for The Music Factory shall reach $745,000, additional shares will be awarded on the basis of a value of $1.00 per share with shares to be issued for each dollar of sales reported by The Music Factory for the quarter. For example, if the five-day price average were to be $1.00 the number of shares to be issued would equal the sales dollars reported. If the five-day average were to be more or less than $1.00 the number of shares to be awarded would be adjusted upward or downward accordingly. The total payment for this transaction will be capped with the maximum DCI shares to be paid not to exceed The Music Factory sales of $3 million, during the 24 month period following the closing of this agreement.

1.03 Form of Payment. Payment will be made by DCI in the form of Common Shares, which will be subject to SEC Rule # 144.

Any and all shares of the PURCHASER's stock constituting a portion of the Purchase Price shall carry with them the right to piggyback on any S-1 Registration Statement filed by the PURCHASER. Such shares shall bear a legend to such effect.

1.04 On and after Closing, SELLER shall have the sole and exclusive right to appoint one (1) Director to the Board of Directors of PURCHASER.

1.05 On and after Closing, Jim Baker will become President of DCI Telecommunications.

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.01	The SELLER represents and warrants to the PURCHASER as follows:

(a)	Organization and Standing: The Music Factory  is a corporation duly organized, validly existing and in good standing under the laws of the Massachusetts;

(b)	Corporate Power and Authority: The Music Factory has full power and authority to conduct its Business as presently conducted and is in compliance with all applicable laws. The SELLER has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. The Music Factory has taken all actions required by law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all further actions necessary to carry out the transactions contemplated herein prior to Closing;

(c)	Binding Effect: This Agreement, when executed, shall constitute a binding agreement of the SELLER and will be enforceable against the SELLER in accordance with its terms;

(d)	Title to Property: The SELLER has good and marketable title to the outstanding capital shares of stock of The Music Factory as of the execution date of this Agreement free and clear of any security interest, liens, claims, options or encumbrances and, will have such title at Closing. No other Party has any interest directly or indirectly in any of the shares in the corporate stock of the SELLER and the SELLER will indemnify and hold the PURCHASER harmless from any loss, cost or expense arising out of any claims to the contrary. At the time of Closing, The Music Factory will have good and marketable title to all of the equipment described on Schedule A attached hereto and made a part hereof, together with all accounts receivable, inventory, licenses, trademarks, fixtures, prepaid taxes, prepaid expenses, and notes receivable, free and clear of any security interest, liens, claims, liabilities, options or encumbrances;

(e)	Litigation: There is no litigation, proceeding, material claim, investigation, or material unasserted claim which the SELLER believe is probable of assertion, pending or threatened, against or relating to The Music Factory before any court, governmental authority or arbitration board and, there will be no such claims at time of Closing. Should any other claims be asserted against The Music
Factory subsequent to Closing which claims arose during a period of time prior to Closing, said claim shall be the responsibility of the SELLER and, the SELLER shall indemnify and hold the PURCHASER harmless therefrom;

(f)	Liabilities at Closing: At the time of Closing: The Music
Factory will have no liabilities of any nature, except as set forth on Schedule B attached to this Agreement, whether accrued, absolute, contingent or otherwise, including without limitation, tax liability (due or to become due) and whether incurred in respect of or measured by The Music Factory's income for any period prior to the date of Closing or arising out of transactions entered into or any state of facts existing prior to Closing. The SELLER represents and warrants that they do not know or have reasonable ground to know of any basis for the assertion against The Music Factory as of the date of this Agreement of any liability of any nature or in any amount other than current trade payables or as set forth in said Schedule B, and the SELLER subsequent to the Closing shall save the PURCHASER harmless from all such obligations or liabilities, including trade payables in existence at Closing.

2.02	Survival of Representations and Warranties: The representations and warranties of the SELLER made in or pursuant to this Agreement shall survive and remain valid and enforceable beyond the date of execution and delivery of this Agreement and the Closing of the transactions contemplated herein. A claim for a SELLER's breach of representations and warranties must be asserted in writing to the SELLER by the PURCHASER within four (4) years from the date of Closing or it shall lapse and become void.


ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.01 The PURCHASER represents and warrants to the SELLER as follows:

(a) Organization and Standing: DCI Telecommunications is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado;

(b) Corporate Power and Authority: DCI Telecommunications has full power and authority to conduct its Business as presently conducted and is in compliance with all applicable laws. The PURCHASER has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. DCI Telecommunications has taken all actions required by law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all further actions necessary to carry out the transactions contemplated herein prior to Closing;

(c) Binding Effect:    This Agreement, when executed, shall
constitute a binding agreement of the PURCHASER and will be enforceable against the PURCHASER in accordance with its terms;

(d) Title to Property: The PURCHASER has good and marketable title to the outstanding shares of stock of DCI Telecommunications, Inc. as of the execution date of this Agreement free and clear of any security interest, liens, claims, options or encumbrances and, will have such title at Closing.

(e) Litigation: There is no litigation, proceeding, material claim, investigation, or material unasserted claim which the PURCHASER believes is probable of assertion, pending or threatened, against or relating to DCI Telecommunications, Inc. before any court, governmental authority or arbitration board and, there will be no such claims at time of Closing, except as described on Schedule C attached to this agreement. Should any other claims be asserted against DCI Telecommunications subsequent to Closing which claims arose during a period of time prior to Closing, said claim shall be the responsibility of the PURCHASER and, the PURCHASER shall indemnify and hold the SELLER harmless therefrom;

(f) Liabilities at Closing: At the time of Closing: DCI Telecommunications, Inc. will have no liabilities of any nature, except as set forth on Schedule D attached to this Agreement, whether accrued, absolute, contingent or otherwise, including without limitation, tax liability (due or to become due) and whether incurred in respect of or measured by DCI Telecommunication's income for any period prior to the date of Closing or arising out of transactions entered into or any state of facts existing prior to Closing. The PURCHASER represents and warrants that they do not know or have reasonable ground to know of any basis for the assertion against DCI Telecommunications as of the date of this Agreement of any liability of any nature or in any amount other than current trade payables or as set forth in said Schedule D, and the PURCHASER subsequent to the Closing shall save the SELLER harmless from all such obligations or liabilities, including trade payables in existence at Closing.

3.02 Survival of Representations and Warranties: The representations and warranties of the PURCHASER made in or pursuant to this Agreement shall survive and remain valid and enforceable beyond the date of execution and delivery of this Agreement and the Closing of the transactions contemplated herein. A claim for a PURCHASER'S's breach of representations and warranties must be asserted in writing to the PURCHASER by the SELLER within four
(4) years from the date of Closing or it shall lapse and become void.


ARTICLE IV - COVENANTS OF THE SELLER AND THE PURCHASER

4.01	The SELLER covenants and agrees with the PURCHASER as follows:

(a) Power and Authority: The SELLER has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein. The Music Factory has taken all actions required by applicable law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all actions necessary to carry out the transactions contemplated herein;

(b)	Taxes: The Music Factory shall prepare and file all proper and necessary Tax Returns for all applicable periods prior to the date of Closing. Following the Closing date, the PURCHASER shall assume the responsibility for filing those tax returns for all periods which end following the Closing with an appropriate adjustment of liability thereunder being made between the PURCHASER and The Music Factory.
The SELLER will furnish the PURCHASER with such information as is necessary to file said Returns which the SELLER has in its possession.

(c)	Material Transactions: Between the date of this Agreement and the Closing, the SELLER will not cause The Music Factory to enter into any material transaction other than in the ordinary course of Business, the SELLER will cause The Music Factory to make no material changes in its condition (financial or otherwise) as shown and reflected on the Closing date balance sheet other than changes occurring in the ordinary course of business, or as otherwise set forth in this Agreement;

(d)	Conduct of Business Pending Closing: Between the date hereof and the Closing date, the SELLER will not, without the consent in writing of the PURCHASER, cause The Music Factory to: (1) enter into any transaction other than in the ordinary course of business (except as provided elsewhere in this Agreement); (2) issue any shares of any class or any options; rights or warrants entitling the Holder thereof to purchase shares of any class of stock in The Music Factory; (3)
enter into any contracts which extend beyond the Closing date; (4) operate The Music Factory other than in the normal course of business as it has been operated in the past; (5) sell any merchandise other than on normal sales terms or at discounts not usually employed by The Music factory in its day-to-day marketing or its usual periodic promotions.

4.02	The PURCHASER covenants and agrees with the SELLER as follows:

(a)	Power and Authority: The PURCHASER has full power and authority to enter into this Contract and to carry out the transactions contemplated herein. The PURCHASER has taken all actions required of PURCHASER by applicable law, its Charter, its Certificate of Incorporation, its By-Laws or otherwise, to authorize the execution and delivery of this Agreement and will take all actions necessary to carry out the transactions contemplated herein;

(b)	Access to Information: After the Closing date, the PURCHASER agrees to cooperate with the SELLER and to grant to the SELLER information which may be necessary for the SELLER to have in relation to its period of ownership of The Music Factory's products for Tax Returns and other such purpose.


ARTICLE V - CLOSING

5.01	Closing Date: The Closing of the transaction provided for under this Agreement shall take place on January 25, 2001, with all documents to be signed and executed in part and counterpart and transmitted between parties via fax, with original hard copies to follow by mail, or other suitable means of delivery.

5.02	Delivery of Documents at Closing:

(a)	At Closing, the SELLER will deliver to the PURCHASER the
following:

(1)	Certificates for 745,000 shares of the capital stock of The
Music Factory which will be one hundred percent (100%) of the outstanding and issued capital stock of The Music Factory at that time, duly endorsed for transfer to the PURCHASER, with proper state transfer tax stamps affixed, if any are required, at the expense of the SELLER; The 5,000 unissued shares in The Music Factory will be retired.

(2)	A copy of the Certificate of Incorporation of The Music Factory,
its By-Laws, Minute Books, Stock Book and Seal, all brought up to current condition as of the Closing Date;

(3)	Certificate of Good Standing of The Music Factory, within seven
(7) days of the Closing Date; and

(4)	Counsel opinion and supporting documentation more specifically set forth in ARTICLE VIII.

ARTICLE VI - INDEMNIFICATION

6.01	Indemnification of SELLER: To the extent that The Music Factory subsequent to the Closing is legally obligated to pay any obligations of any sort whatsoever, which obligations the PURCHASER is entitled to be indemnified against by the SELLER hereunder, SELLER shall indemnify and hold the PURCHASER harmless from and against any and all such liabilities, debts and claims that may be asserted against the PURCHASER. All rights and remedies granted in this Agreement to the PURCHASER shall not be exclusive of all other rights and remedies which the PURCHASER may have at law or in equity and, the PURCHASER may exercise all or any of such rights and remedies in any one or more times without being deemed to have waived any or all other rights and remedies which the PURCHASER may have in this manner.
This indemnification extends to all losses, expenses, claims and liabilities, including all costs and expenses related thereto.

6.02 Indemnification of PURCHASER: PURCHASER shall indemnify and hold the SELLER harmless from and against all litigation and liabilities listed in Schedules C and D, attached to this agreement.

6.03	Notice of Claim for Indemnification: Either Party to this
Agreement shall give prompt written notice to the other Party of the breach of any representation or warranty under this Agreement or the commencement of any action, suit or proceeding for which indemnification may be sought. In the event of an indemnification claim, the Party to be indemnified shall notify the other Party of any claim which the indemnifiable Party claims is the responsibility of the other Party in writing within twenty (20) days after the claim has been asserted and, the indemnifying Party shall either settle said claim or contest said claim at the indemnifiers sole cost and expense. The indemnified party may, if it so desires, at is sole cost and expense, select counsel of its choice to enter any appearance in any litigation although the control of said litigation shall remain under the control of the party ultimately responsible for the payment of the claim. In the case of claims for breach of warranty or misrepresentations (other than indemnifiable claims), claims of these breaches must be made in writing by the claiming party against the other Party hereto within ninety (90) days after said breach of misrepresentations is discovered.

If the indemnifying party fails to assume the defense of a claim within a reasonable time, the indemnifiable party may assume such defense and the reasonable fees and expenses of its attorney will be covered by the indemnity provided for in this ARTICLE. No such action, suit or proceeding shall be compromised or settled in any manner which might adversely affect the interests of the indemnifying party without the prior written consent of such indemnifying party which shall not be unreasonably withheld. Notwithstanding anything in this Paragraph to the contrary, no such action, suit or proceeding shall be compromised or settled in any manner which might adversely affect the interests of the indemnifying party without the prior written consent of such indemnifying party which shall not be unreasonably withheld. Notwithstanding anything in this Paragraph to the contrary, the indemnifying party shall not, without the written consent of the indemnifiable party which shall not be unreasonably withheld:

(a)	settle or compromise any action, suit or proceeding or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified party of a written release from all liability in respect of this action, suit or proceeding; or

(b)	settle or compromise any action, suit or proceeding in any
manner that may materially and adversely affect the indemnified party.

ARTICLE VII - RISK OF LOSS

7.01	Risk of Loss: The risk of loss or destruction of or damage to, said inventory, fixtures, equipment and real property from any cause whatsoever at all times on or subsequent to the execution of this document but before Closing shall be borne by the SELLER.

ARTICLE VIII - COUNSEL OPINION

8.01	(a) At Closing, the PURCHASER will receive an opinion of counsel from the SELLER, dated as of the Closing date in form and substance reasonably satisfactory to the PURCHASER to the effect that The Music Factory is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts, and all corporate and other proceedings required to be taken by or on the part of the SELLER to authorize it to carry out this Agreement and, to issue and deliver the documents called for hereunder and to transfer the stock have been duly and properly taken.

ARTICLE IX-MISCELLANEOUS

9.01	Superseding of Prior Agreements: This Agreement supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This
Agreement cannot be amended, changed or supplemented, except in writing signed by both of the Parties hereof.

9.02	Counterparts: This Agreement may be executed in several
counterparts, each of which shall be deemed to be an original.

9.03	Notices: All notices to be given under or in connection with this Agreement, shall be in writing and deemed given when delivered personally or mailed by registered or certified mail, return receipt requested, to the parties at the addresses set forth in the Prologue to this Agreement, or at such other addresses as a party shall designate by like notice.

9.04	Assignment: Neither Party may assign this Agreement in whole or in part without the prior written consent of the other Party.

9.05	Governing Law: This Agreement shall be construed and enforced in all respects under and in accordance with the law of the State of Connecticut.

9.06	Binding Effect: This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors, heirs and assigns.

9.07	Headings: Headings as used in this Agreement are for convenience only and are not construed as having any substantive effect by way of limitation or otherwise.

9.08	Severability: If one (1) or more of the provisions of this
Agreement shall, by any court or under any provision of law, be found to be void or unenforceable, the Agreement as a whole shall not be affected thereby, and the provision in question shall be replaced by an interpretation in conformity with law which comes closest to effecting the Parties' original intention.

9.09	Force Majeure: If, either Party hereto finds itself, in spite of ordinary care, unable, by reason of any event beyond its reasonable control, such as acts of government or sovereignty, war (whether declared or not), riot, insurrection, civil commotion, sabotage or other disturbances, accident, fire, flood, explosion or other similar cause, to carry out its obligations in whole or in part, it shall not be liable for such failure to fulfill or such delay in fulfilling its obligations hereunder to the extent they are affected by such effect. The parties so affected shall use its best efforts to avoid to remove such causes of non-performance and shall continue and resume the carrying out of its obligations with the utmost dispatch when such causes are removed.

9.10	Binding Effect:  This Agreement shall be finding upon and shall inure to the benefit of the Parties hereto, their heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, the Parties have hereunto signed this Agreement the day and year first above written.

       In the Presence of:                      The Music Factory
                                                (SELLER)
       /s/ Pamela Baker
       -----------------                        By:/s/ James Baker
       Witness                                  -------------------
                                                James Baker, its President

                                                DCI Telecommunications Inc.
                                                (PURCHASER or DCI)
       /s/ Joseph J. Murphy
       --------------------                     By: /s/ John J. Adams
       Witness                                  -----------------------------
						John  J. Adams, its President

                                 ATTACHMENT
                                 SCHEDULE A

                          MUSIC FACTORY SHAREHOLDERS

        Name                               Number of Shares

	James Baker				200,000
	Neil Howland				200,000
	Russell Nordgren			100,000
        Douglas Hodgkins                         85,000
        Sheree Nguyen                            65,000
        Debra Glassman                           50,000
        Mark Baker                               25,000
        Randy Duke                               20,000

                     TOTAL                      745,000

                                ATTACHMENT
                                SCHEDULE B

                THE MUSIC FACTORY - SELLER'S LIABILITIES

	Accrued Corporate Use Taxes         $	  2,400
        Accounts Payable                          9,000
        Programming Fees                         30,000
        Note Payable                             10,500
                                                 ______

        Total Liabilities                       $51,900

                                 ATTACHMENT
                                 SCHEDULE C

             DCI TELECOMMUNICATIONS - PURCHASERS LITIGATION


  1. Securities Exchange Commission Enforcement Action filed June 23, 2000
  2. Whyteburg Limited vs. Cardcall International Holdings and
      DCI Telecommunications
  3. Overseas Communication Ltd.; Michael J. Zwebner vs.
       DCI Telecommunications

                                ATTACHMENT
                                SCHEDULE D

              DCI Telecommunications - Purchasers Liabilities

  See Edgar Filings

                               Exhibit 99.1
                       DCI  Acquires Software Company

DCI Telecommunications, Inc. (OTC:DCTC) Hackettstown, NJ., February 9, 2001// PRNewswire// DCI Telecommunications, Inc. announced today that it has purchased The Music Factory, a privately owned company that is in the entertainment, educational and commercial software business. The Music Factory's production team records entertainment and educational events on an international scale and then produces interactive multimedia enhanced CDs and offers them for resale. It's products range from history making events to international Christmas CDs with original video, photography, music and sound effects.

James Baker, the President and Founder of The Music Factory will become President of DCI succeeding John J. Adams, who will now be Chairman & CEO. Mr. Baker has a BS and MBA from the University of Massachusetts. He has been involved in the emerging CD-ROM technology for sometime, which originally led to the founding of The Music Factory as a developer/publisher of multimedia content. He developed a series of titles, under the trademark "Encyclopedia of Sounds", which was distributed through various major retail chains.

The Music Factory has recently developed a software product known as "CARD(tm)". This is a unique enhanced CD engine which handles various multimedia formats. Its tools will be disc and Internet based, whereby it can run in real time, interacting directly with web based
servers.   The programming for CARD(tm) has been finished and it is
anticipated that quality assurance and debugging will allow the final product to be ready for distribution later this year. CARD(tm) is a multimedia program that provides the consumer or business user with friendly, easy to use software, which will allow them to create multimedia presentations on their PC which can then be copied to a CDR disk, or transmitted anywhere in the world, via the Internet.
One of the unique features of CARD is its ability to seamlessly combine various media elements ranging from text and graphics, to still and motion pictures involving synchronized streaming media. CARD technology will make it very easy to enhance web sites for business and consumers, with streaming video and other multimedia content, which will run in real time, directly from a server. This will allow users to inexpensively and effortlessly keep their web sites updated whenever desired.

DCI has been researching the prospects for "video-on-demand" and the ability to download movies over the Internet, with the desire to further expand the Company's media offerings. DCI intends to further develop The Music Factory software in this area. During the past year, Blockbuster Video announced their intention to provide movie content from regional servers, via the Internet, in conjunction with a major film studio. More recently, Miramax Films, a unit of Walt Disney Co., became the first major studio to release a feature length movie over the Internet.

John J. Adams, Chairman & CEO of DCI said we are excited about this acquisition because this is the next stage of DCI's attempt to begin restoring shareholder value, by adding to the Company's resources and changing the focus of DCI's business. Another evidence of moving toward enhancing shareholder value is the recent announcement that DCI shareholders of record on December 6, 2000 will receive one share of Corzon, Inc. for every share of DCI that they own. DCI anticipated that the Corzon shares would have been distributed on or about January 31, 2001. We have been advised however, as reported on Form 8-K filed with the SEC on January 30, 2001, that Corzon must amend its most recent SB2 Registration Statement. It is anticipated that the shares will be distributed by Corzon's Stock Transfer Agent to DCI's shareholders as of the December 6, 2000 record date, as soon as such amendment is effective.

                                   ######

Contact: Chairman/CEO John J. Adams DCI Telecommunications, Inc., 908-684-8233 email Jvalidator@aol.com, www.dcic.com


Safe Harbor Statement under the Private Securities Litigation Act of 1995; The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the new uncertainty of future financial results, additional financing requirements, development of new products, regulatory approval processes, the impact of competitive products or pricing, unpredictability of patent protection, technological changes, the effect of economic conditions and other uncertainties detailed in the company's filings with the Securities and Exchange Commission.